CAPITAL AND TREASURY STOCK	12 Months Ended
Dec. 31, 2018
CAPITAL AND TREASURY STOCK
CAPITAL AND TREASURY STOCK

17. CAPITAL AND TREASURY STOCK

As of December 31, 2018, the Company had 2,929,123 shares treasury stock at total cost of US$307 million.

In September 2016, the Company completed the public offering of an aggregate of 32,775,000 ADSs, or the 2016 ADS Offering, including 4,275,000 ADSs in connection with the underwriters' exercise of over-allotment option for an aggregate offering price of approximately US$1.5 billion. Concurrently with the 2016 ADS Offering, the Company issued ordinary shares with the respective subsidiaries of Baidu, Inc., or Baidu, and Booking Group Inc., or Booking at an aggregate investment amount of US$100 million and US$25 million, respectively. The issuance cost incurred for the above offerings with amount of RMB226 million was presented as reduction to the offering proceeds.